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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 27, 2007


                              KYTO BIOPHARMA, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         FLORIDA                                            65-108-6538
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(State or Other Jurisdiction                              (IRS Employer
       of Incorporation)                                Identification No.)



                 B1-114 BELMONT AVENUE. TORONTO, CANADA M5R 1P8
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               (Address of Principal Executive Office) (Zip Code)

                                 (416) 955-0159
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              (Registrant's Telephone Number, Including Area Code)

           (Former Name of Former Address, if Changed Since Last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

SECTION 5.02 - ELECTION OF DIRECTORS

Effective July 27, 2007 Dr. Uri Sagman and Dr. Michael Rosenblum have been elected as Directors of Kyto Biopharma Inc.

Dr. Uri Sagman studied medicine at McGill University, The University of Calgary, The University of Toronto and Oxford University. Dr. Sagman is a well-respected researcher who has received numerous awards and citations including the Young Investigator awards of the American Society of Clinical Oncology (ASCO) and the American Association for Cancer Research (AACR). He is trained as a medical oncologist, is a fellow of the Royal College of Physicians and Surgeons of Canada and is a fellowship recipient of the Medical Research Council of Canada. He co-founded several companies including C Sixty, Inc., a Canadian nanomedicine company focused on the development of fullerene antioxidants for the treatment of Parkinson's disease, Alzheimer's disease as well certain skin conditions related to aging and UV exposure. Dr. Sagman is also founder and chairman of GRN Capital Inc., a financial services corporation with merchant banking and investment banking operations based in Toronto. Separately, Dr. Sagman serves as Chairman of GRN Health International Inc., a globally-based academic research organization dedicated to medical research.

Dr. Michael Rosenblum is a Professor of Medicine and heads M. D. Anderson Cancer Center's Section of Immunopharmacology and Targeted Therapy (ITT) 10 member-laboratory with expertise in the pre-clinical and clinical development of numerous agents, some of which have been approved utilizing the laboratory's own clinical trial data. ITT's training and expertise in the area of Pharmacology/Toxicology ranges from pre-clinical developmental stages (cellular pharmacology, animal pharmacology and toxicology studies) through Phase I and II clinical trial design, clinical pharmacology design, pharmacokinetic analysis and data interpretation. He has over 20 years of experience in the field of antibodies and targeted therapeutics and is a published author of over 300 scientific publications. Dr. Rosenblum also has extensive experience as an industry consultant and has significant experience in drug development and FDA submission and presentation.

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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  KYTO BIOPHARMA INC.

                                  By: /s/ Georges Benarroch
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                                       Georges Benarroch, President and CEO
Date:  August 7, 2007